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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                (AMENDMENT NO. 1)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 3, 2004
                                                 ------------------------------

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                              0-1667                   31-4421866
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)            Identification No.)

   3776 South High Street, Columbus, Ohio                       43207
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  (Address of principal executive offices)                    (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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PORTIONS AMENDED:

The Registrant hereby amends Item 2.03 contained in the Registrant's Current Report on Form 8-K filed November 5, 2004 (the "ORIGINAL 8-K") to clarify the discussion in the second paragraph of Item 2.03 regarding the outstanding lines of credit. No other changes are made to the Original 8-K.

Item 2.03.        Creation of Direct Financial Obligation or an Obligation
                  --------------------------------------------------------
                  under an Off-Balance Sheet Arrangement of a Registrant.
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On November 3, 2004, Bob Evans Farms, Inc. and certain of its subsidiaries
(collectively the "Company") signed a credit agreement (the "NCB Credit Agreement") with National City Bank ("NCB") that allows the Company to borrow, repay and re-borrow, on an unsecured basis and from time to time, up to $70 million. The NCB Credit Agreement does not have an expiration date, but any amounts outstanding are payable to NCB on demand. The NCB Credit Agreement replaces the Company's $60 million credit facility with NCB that had similar terms.

Borrowings under the NCB Credit Agreement are limited by the face amount of any issued or requested standby letters of credit under the NCB Credit Agreement. The Company currently has standby letters of credit totaling $2.7 million.

Interest on borrowings under the NCB Credit Agreement is due when each advance is repaid. The Company and NCB will mutually determine the interest rate for each advance at the time of each advance.

On November 3, 2004, the Company also signed a revolving credit agreement (the "Bank One Credit Agreement") with Bank One that allows the Company to borrow, repay and re-borrow, on an unsecured basis and from time to time, up to $30 million. The Bank One Credit Agreement expires on December 31, 2005, and replaces the Company's $10 million credit facility with Bank One that had similar terms.

Borrowings under the Bank One Credit Agreement will bear interest at rates based on, at the Company's election, either LIBOR plus 0.50% or the prime rate minus 0.50%. Interest on borrowings under the Bank One Credit Agreement is due when each advance is repaid. The Company will also pay Bank One a non-usage fee of 1/8% if the average daily unused portion of the credit facility in calendar year 2005 is greater than $15 million.

The Bank One Credit Agreement contains various covenants that are customary with unsecured, revolving lines of credit. Neither agreement contains financial covenants related to limitations on indebtedness or the maintenance of any financial ratios.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BOB EVANS FARMS, INC.


Dated:  November 8, 2004    By: /s/ Donald J. Radkoski
                                ------------------------------------------------
                                Donald J. Radkoski
                                Chief Financial Officer, Treasurer and Secretary